CohBar INC.

Morphogenesis Inc



Business Update Conference Call and Webcast

May 23, 2023

Forward-Looking Statements

This presentation contains forward-looking statements that are not historical facts within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and other future conditions. In some cases you can identify these statements by forward-looking words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “should,” “would,” “project,” “plan,” “expect,” “goal,” “seek,” “future,” “likely” or the negative or plural of these words or similar expressions. Examples of such forward-looking statements include but are not limited to express or implied statements regarding CohBar’s or Morphogenesis’ management team’s expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, statements regarding: the Proposed Transaction and the expected effects, perceived benefits or opportunities and related timing with respect thereto, expectations regarding clinical trials and research and development programs, in particular with respect to Morphogenesis’ IFx-Hu2.0 product candidate, its IFx-Hu3.0 preclinical program, and its TME modulators development program, and any developments or results in connection therewith; the anticipated timing of the results from those studies and trials; expectations regarding the use of capital resources, including the net proceeds from the concurrent financing, and the time period over which the combined company’s capital resources will be sufficient to fund its anticipated operations; and the expected trading of the combined company’s stock on the Nasdaq Capital Market. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. You are cautioned that such statements are not guarantees of future performance and that actual results or developments may differ materially from those set forth in these forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include: the risk that the conditions to the closing or consummation of the Proposed Transaction are not satisfied, including the failure to obtain stockholder approval for the Proposed Transaction; the risk that the concurrent financing is not completed in a timely manner or at all; uncertainties as to the timing of the consummation of the Proposed Transaction and the ability of each of CohBar and Morphogenesis to consummate the transactions contemplated by the Proposed Transaction; risks related to CohBar’s and Morphogenesis’ ability to correctly estimate their respective operating expenses and expenses associated with the Proposed Transaction, as applicable, as well as uncertainties regarding the impact any delay in the closing would have on the anticipated cash resources of the resulting combined company upon closing and other events and unanticipated spending and costs that could reduce the combined company’s cash resources; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Proposed Transaction by either company; the effect of the announcement or pendency of the Proposed Transaction on CohBar’s or Morphogenesis’ business relationships, operating results and business generally; costs related to the merger; the outcome of any legal proceedings that may be instituted against CohBar, Morphogenesis, or any of their respective directors or officers related to the merger agreement or the transactions contemplated thereby; the ability of CohBar or Morphogenesis to protect their respective intellectual property rights; competitive responses to the Proposed Transaction; unexpected costs, charges or expenses resulting from the Proposed Transaction; legislative, regulatory, political and economic developments; and additional risks described in the “Risk Factors” section of CohBar’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC. Additional assumptions, risks and uncertainties are described in detail in our registration statements, reports and other filings with the Securities and Exchange Commission and applicable Canadian authorities, which are available on our website, and at www.sec.gov or www.sedar.com.

You are cautioned that such statements are not guarantees of future performance and that our actual results may differ materially from those set forth in the forward-looking statements. The forward-looking statements and other information contained in this presentation are made as of the date hereof and CohBar does not undertake any obligation to update publicly or revise any forward-looking statements or information, whether as a result of new information, future events or otherwise, unless so required by applicable securities laws. Nothing herein shall constitute an offer to sell or the solicitation of an offer to buy any securities.

Entered Definitive Merger Agreement

CohBar INC.

Morphogenesis Inc

Late-Stage Clinical Immuno-Oncology Company

A Transformational Profile Going Forward

Evolution Into a Phase 2/3-Ready Company Advancing an Innovative Pipeline of Therapies to Overcome Resistance to Cancer Immunotherapies

Targeting a number of high-value oncology indications

Financial strength to fund operations through multiple key milestones

Collaborating with a network of world-renowned research organizations

DANA-FARBER CANCER INSTITUTE | MOFFITT CANCER CENTER | THE UNIVERSITY OF UTAH | USC UNIVERSITY OF SOUTHERN CALIFORNIA | Karolinska Institutet

Advancing Two Innovative Platform Technologies

Overcoming Two Major Obstacles That Limit the Effectiveness of Cancer Immunotherapies

Personalized Cancer Vaccine

- Conducted under an accelerated approval pathway for treatment of advanced Merkel Cell Carcinoma (MCC)
- Lead program IFx-Hu2.0 entering Phase 2/3 registration study for 1st Line MCC in early 2024
- Demonstrated 80% durable responses in checkpoint inhibitor (CPI) resistant patients in Phase 1b study





Tumor Microenvironment Modulators

- Advancing towards lead selection and IND-enabling studies for treatment of Myelodysplasia, Acute Myeloid Leukemia (AML)
- Developing bi-functional antibody drug conjugates targeting a newly identified delta receptor on tumor associated myeloid derived suppressor cells (MDSCs); reprograming the immune suppressing effects on the tumor microenvironment

Transaction Highlights

Merger and Financing

Structured as a stock-for-stock transaction whereby all of Morphogenesis' outstanding equity interests will be exchanged for shares of CohBar common stock.

$15M PIPE from an accredited investor

Expected ownership ~15% CohBar, ~77% Morphogenesis; ~9% PIPE investor

Dividend

Subject to stockholder approval, each holder of CohBar common stock on a record date prior to the merger will be issued a dividend equal to approximately 3.30 shares of CohBar common stock on or about the effective date of the merger.

CVR

Holders of the CVR will be entitled to receive certain payments from proceeds received by CohBar, if any, related to the disposition of CohBar's legacy mitochondrial assets for a period of three years following the closing of the proposed merger.

Management

Existing Morphogenesis team to lead combined company

Combined company Board of Directors to consist of 7 members, 5 appointed by Morphogenesis and 2 appointed by CohBar



Morphogenesis Inc

James A Bianco, MD

Chief Executive Officer, Morphogenesis

Diversified Development Pipeline

Personalized Cancer Vaccine: Intratumoral (pDNA emm55)

Asset	Indication	Preclinical	Phase 1	Phase 2	Phase 3	Highlight
IFx-Hu2.0	1st Line Merkel Cell Pembro +/- IFx-Hu2.0					Entering Phase 2/3 registration study in early 2024 with data expected early 2026[1]
IFx-Hu2.0	Primary Checkpoint Inhibitor Resistant Metastatic Cancer "Basket" Trial					Entering Phase 2 study in early 2026[1]

Personalized Cancer Vaccine: Intravenous Targeted (mRNA emm55)

Asset	Indication	Preclinical	Phase 1	Phase 2	Phase 3	Highlight
IFx-Hu3.0 scFv-LNP-mRNA	Diffuse Large B-Cell Lymphoma (DLBCL)					IND-enabling studies expected to be concluded in late 2024

Tumor Microenvironment Modulators: *MDSC Bi-functional inhibitors*

Asset	Indication	Preclinical	Phase 1	Phase 2	Phase 3	Highlight
NaI – anti TIGIT **NaI – OX40**	Myelodysplasia Acute Myeloid Leukemia					Expect to commence IND-enabling studies in late 2024

*Sufficient capital to fund operations through 2024 following closing of transaction, milestones beyond that will require additional capital



Immune Fx (IFx) Personalized Cancer Vaccine

Overcomes Acquired Resistance to Checkpoint Inhibitors and Cellular Therapies

Personalized Cancer Vaccine

Overcomes Primary Resistance to Checkpoint Inhibitors

Lead Program (IFx-Hu2.0) Highlights:

- → Demonstrated **80% systemic objective response rate** in advanced Merkel Cell Carcinoma
- → Excellent **safety profile** including combination with checkpoint inhibitors
- → Developing under an **accelerated approval** pathway for treatment of advanced Merkel Cell Carcinoma
- → Lead program entering **Phase 2/3 registration study** in early 2024
- → Target **BLA filing in 2H 2026**
- → **Granted Orphan Drug Designation**

Resistance to Checkpoint Inhibitors Remains a Significant Unmet Need

60% to 80%
of Patients Do Not Respond to Initial CPI Therapy[2]

$70B
2028 CPI Forecast[1]

CohBar INC. | Morphogenesis Inc

1: Evaluate; Sales Data and Forecasts; 2: "Decoding the Signs of Response to Cancer Immunotherapy." Nature News, Nature Publishing Group, https://www.nature.com/articles/d42473-019-00064-0

IFx Technology:
Primes the Activation of Immune Response to Target Cancer Cells

Making Cancer Cells Look Like Bacteria

- Intratumoral injection of nucleic acid emm55 gene encodes for immunogenic bacterial protein expressed on surface of tumor cell
- Antigen presenting cells “educate” naïve T and B cells to full complement of patient’s tumor-specific antigens
- Activated T cells, allow checkpoint inhibitors to work where they were previously ineffective
- Eliminates the need to obtain tumor tissue from each patient and predict relevant tumor neoantigens

Provides a Potent, Multivalent Systemic Response Against All Neoantigens in a Patient’s Tumor

Primary and Secondary Epitope Spreading Provides Systemic Response Against All Tumor Specific Neoantigens Throughout the Body


1
Injection of Proprietary Gene Into Tumor Cells
2
1^0 Epitope Spreading
Surface expression of the microbial antigen primes innate immune responses and inflames the TME
3
Adaptive Response
Tumor-reactive T and B cell activation, amplification, trafficking and antibody production
4
2^0 Epitope Spreading
Tumor-specific T cell killing and release of "new/different" tumor antigens
5
Multivalent Systemic Response Against All of the Patient's Tumors

Significant Need in Advanced Merkel Cell Carcinoma (MCC)

45% to 50% of Patients Have *Primary Resistance* to Standard of Care, 1st line Pembrolizumab[1]



A rare type of skin cancer that usually appears as a flesh-colored or bluish-red nodule, often on your face, head or neck

PD rate is 26%, 57%, 100% for those with CR, PR and SD respectively



25
20
15
10
5
0
74%
26%
57%
43%
100%
PD
non-PD
CR
PR
SD

Figure 1. Rate of PD based on best ICI response

US incidence ~2,500/year, increasing 30% by 2025[2]

1st line therapy with pembrolizumab has produced encouraging results in advanced MCC

- → Objective Response (OR) rate 56%
- → Complete Response (CR) rate 20%
- → Durability of response correlates with CR

Significant Unmet Need for People Who Do Not Respond to CPI

CohBar Inc. | Morphogenesis Inc

1. N Engl J Med 2016; 374:2542-2552 DOI: 10.1056/NEJMoa1603702
2. Paulson KG, Park SY, Vandeven NA, et al. Merkel cell carcinoma: Current US incidence and projected increases based on changing demographics. J Am Acad Dermatol. 2018;78(3):457-463.e2. doi:10.1016/j.jaad.2017.10.028

IFx-Hu2.0: Personalized Cancer Vaccine

Phase 1b Study in Advanced Merkel and Squamous Cell Carcinoma

Phase 1b Overview

- N=9 advanced MCC (six) and Squamous Cell (SCC) (three) patients
- Three dosing cohorts: IFx-Hu2.0 injections in up to three lesions weekly for one, two, or three weeks

COMPLETED

Expanded Trial

- Patients with resistance to checkpoint inhibitor(s)
- IFx-Hu2.0 weekly x3 with checkpoint inhibitor rechallenge
- N=11

Primary Objective

- Assess safety of repeated administration of intralesional IFx-Hu2.0

Secondary Objective

- Determine optimal dose / schedule for maximizing immune response
- Immune profiling pre- / post- IFx-Hu2.0
- Clinical response to rechallenge with checkpoint inhibitor post IFx-Hu2.0

Timeline & Current Status

Biopsy/Blood

IFx-Hu2.0

Status 3/15/2023
N=15
mMCC (10), cSCC (5)



Cohort 1 N=3
Cohort 2 N=3
Cohort 3 N=3
0
1
2
3
4
5
6
Weeks

DANA-FARBER CANCER INSTITUTE
THE UNIVERSITY OF UTAH
USC UNIVERSITY OF SOUTHERN CALIFORNIA
MOFFITT CANCER CENTER

IFx-Hu2.0: Personalized Cancer Vaccine

Demonstrated Ability to Overcome CPI Resistance Across Multiple Tumor Types


Phase 1/1b Trials in Advanced Merkel Cell, Squamous Cell, Melanoma
Patient
1 PD CR
2 PD PR
3 PD pCR
4 PD PR
5 PD NR
6 PD NR
7 PD PR
8 PD NR
9 PD PR
10 PD SD
11 PD PR
Merkel Cell 80% Response Rate
Squamous Cell 50% Response Rate
Melanoma 75% Response Rate
0 5 10 15 20 25 30 35 40 45 50
Duration of Response (months)

KEY

- Response to CPI PRE IFx-Hu2.0
- Response POST IFx-Hu2.0 + CPI rechallenge
- NR No Response

CR = Complete Response

pCR = Partial Complete Response

PD = Progressive Disease

PR = Partial Response

SD = Stable Disease

TRIAL OVERVIEW

Phase 1: (N=7) Advanced Melanoma, 4 patients received and failed CPI

Phase 1b (N=15): IFx-Hu2.0 weekly up to 3 weeks - 6 MCC, 3 SCC

1 MCC patient died prior to IFx

3 SCC patients did not receive CPI

CohBar INC. | Morphogenesis Inc

IFx-Hu2.0: Personalized Cancer Vaccine

Overcomes 1^0 Resistance to PD(L)-1 Inhibitors in MCC

Demonstrates Systemic Activation of Immune Response (Abscopal Effect)

IFx-Hu2.0 Weekly x3 – Followed by Pembrolizumab

PARTIAL RESPONSE
ongoing 8+ months

Progression
Three months on avelumab



Injected Lesion Not Shown



After PD-1 Inhibitor Rechallenge



CohBar INC. | Morphogenesis Inc

IFx-Hu2.0: Personalized Cancer Vaccine

Overcomes 1^0 Resistance to Pembrolizumab in MCC


Progression on 3 Months of Pembrolizumab
Lymph Node Un-Injected Lesion
IFx-Hu2.0 Intratumoral Cutaneous Lesion
Pembrolizumab Rechallenge PR Conversion to Pathologic CR on Resection
80% Reduction in Tumor Volume (PR)

IFx-Hu2.0: Personalized Cancer Vaccine

Phase 2/3 Registration Study Under Accelerated Approval

First Line Study in Patients with Advanced Merkel Cell Carcinoma

Study Expected to Commence Early 2024

1:1 Randomization, Placebo Controlled Trial

- Enrolling ~116 patients
- IFx-Hu2.0 injections in up to three lesions weekly x3
- 30-35 U.S. clinical centers

Randomized
- IFx-Hu2.0 followed by pembrolizumab
- pembrolizumab

Primary Endpoint

Overall Response Rate (ORR)

Secondary Endpoint

Complete Response (CR)

Progression Free Survival (PFS)

Overall Survival (OS)

Study Timeline

18 months

FPI

LPI

6 months

TLR

IFx-Hu3.0: mRNA Tumor Targeted Personalized Cancer Vaccine

Lead Candidate Selection in 2023 with IND-enabling Studies Expected to be Initiated in Early 2024

IFx-Hu-3.0 (emm55 mRNA)
Intravenous or Autologous Whole Cell Administration

- Proprietary emm55 mRNA codon optimized for translational efficiency in mammalian (tumor) cells
- Proprietary construct scFv-LPN (emm55 mRNA) targeting CD22 for B-cell malignancies
  - Better biodistribution
  - Allows systemic administration of mRNA
- Next generation lipid nanoparticle (LPN) carriers
  - More efficient packaging of mRNA
- CD22 is validated target demonstrated by Genetec's POLIVY® and Pfizer's BESPONSA®
- Opportunity for multiple tumor associated receptors

Single Chain Variable Fragment-Targeted Lipid Nanoparticle


GenVoy-ILM™
Ionizable Cationic lipid
Cholesterol
Helper lipid
Stabilizer
Human codon-optimized emm55 mRNA
V_H
V_L
DSPE-PEG2000 Maleimide
100-200 nm

Tumor Microenvironment Modulators

Overcome Acquired Resistance to Checkpoint Inhibitors and Cellular Therapies

Tumor Microenvironment:

MDSCs are a Major Obstacle for Immunotherapies

Tumor-Associated Myeloid Derived Suppressor Cells (MDSCs) are Key Drivers for Creating Immunosuppressive Environment Around Tumor

Major component of cellular population in tumor microenvironment

Produce **multiple immune suppressive factors**, including iNOS, Arg-1 and IDO

Promote **tumor immune tolerance** via immune cell (T cell, NK cell) exhaustion

Targeting MDSC Functionality is an Attractive Strategy to Overcome Acquired Resistance to Checkpoint Inhibitors and Cellular Therapies

Targeting Newly Identified Delta Receptor on MDSCs with Bi-Functional Antibody Drug Conjugates (ADC)



- >10-fold increase in delta receptor expression levels on tumor-associated MDSCs
- Bi-Functional ADCs link highly specific delta receptor inhibitor to checkpoint inhibitor
  - Reprograms MDSCs to M-1 phenotype
  - Localizes immune effectors (checkpoint inhibitor) to tumor microenvironment
  - Improves therapeutic index and increases efficacy while decreasing indiscriminate checkpoint released activated T cell toxicity to normal tissues

Key Benefits:

- ✓ Blocks MDSC production of multiple immune suppressing soluble factors
- ✓ Converts tumorigenic (tumor growth and spread) microenvironment to immunogenic (immune cell infiltration and attack)
- ✓ Prevents immune cell exhaustion (T cell, NK cell, Car-T)
- ✓ Overcomes resistance to checkpoint inhibitors and cellular therapies
- ✓ Increases safety and efficacy of immuno- and cellular-therapy

Upcoming Value-Driving Milestones

Personalized Cancer Vaccine: Intratumoral (pDNA emm55)

Asset	Indication	2023	2024	2025	2026
IFx-Hu2.0	1st Line Merkel Cell pembro +/- IFx-Hu2.0		Phase 2/3 Registration Study		BLA
IFx-Hu2.0	Primary CPI Resistant Metastatic Cancer "Basket" Trial				Phase 2 "Basket" Trial

Personalized Cancer Vaccine: Intravenous Targeted (mRNA emm55)

Asset	Indication	2023	2024	2025	2026
IFx-Hu3.0 **scFv-LNP-mRNA**	B Cell Malignancies (DLBCL)	Lead Selection	IND-enabling	Phase 1	Phase 2

Tumor Microenvironment Modulators: *MDSC Bi-Functional Inhibitor*

Asset	Indication	2023	2024	2025	2026
NaI – anti TIGIT **NaI – OX40**	Myelodysplasia AML	Discovery Research	Lead – IND-enabling		Phase 1

*Sufficient capital to fund operations through 2024 following closing of transaction, milestones beyond that will require additional capital

Investment Summary

Proposed Merger to Transform into Phase 2/3-Ready Company Advancing Innovative Pipeline of Therapies to Overcome Cancer Immunotherapy Resistance

Sufficient Capital to Fund Operations Through Completion of Multiple Key Milestones through 2024, following anticipated closing of transaction

Two Innovative Technology Platforms with Ability to Target Multiple High Value Oncology Indications

PERSONALIZED CANCER VACCINES

- Demonstrated **80% response rate**
- Entering Phase 2/3 registration study in early 2024

TUMOR MICROENVIRONMENT MODULATORS

- Targeting Delta Receptor on MDSC
- Lead selection and start of IND-enabling studies in late 2024